Exhibit 1.2

The Instructions accompanying this Letter of Transmittal should be read carefully before completing this Letter of Transmittal. The Depositary (see last page for address and telephone numbers) or your broker or other financial advisor will assist you in completing this Letter of Transmittal.

LETTER OF TRANSMITTAL

to deposit common shares of

PACIFIC BOOKER MINERALS INC.

Pursuant to the Offer dated April 14, 2026, made by
AMERICAN EAGLE GOLD CORP.

THE OFFER WILL BE OPEN FOR ACCEPTANCE UNTIL 5:00 PM (TORONTO TIME) ON
JULY 29, 2026 (THE "EXPIRY TIME"), UNLESS THE OFFER IS EXTENDED,
ACCELERATED OR WITHDRAWN.

YOU MAY USE THIS LETTER OF TRANSMITTAL IF:

1.    YOU WISH TO ACCEPT THE OFFER AND ARE DEPOSITING PHYSICAL SHARE CERTIFICATE(S), DRS ADVICE(S) OR SIMILAR DOCUMENT(S) REPRESENTING COMMON SHARES; OR

2.    YOU PREVIOUSLY DEPOSITED COMMON SHARES PURSUANT TO A NOTICE OF GUARANTEED DELIVERY.

This Letter of Transmittal is for use by holders ("Shareholders") of common shares (the "Shares") of Pacific Booker Minerals Inc. (the "Company") in connection with the offer (the "Offer") made by American Eagle Gold Corp. (the "Offeror") to Shareholders set forth in the Offer to Purchase and accompanying Take-Over Bid Circular (together, the "Offer and Circular") dated April 14, 2026.

Shareholders are referred to the Offer and Circular that accompanies this Letter of Transmittal. The terms and conditions of the Offer and Circular are incorporated by reference in this Letter of Transmittal. Capitalized terms that are used but not otherwise defined in this Letter of Transmittal and that are defined in the Offer and Circular shall have the meanings given to them in the Offer and Circular.

In order for registered Shareholders (meaning Shareholders that have a physical certificate representing Shares registered in his, her or its name or a DRS Advice or a similar document evidencing the electronic registration of ownership of his, her or its Shares) to receive the Offer Consideration (as defined below) for their Shares, they are required to deposit the certificates or DRS advice representing the Shares held by them with Shorecrest Group Ltd., the depositary for the Offer (the "Depositary"). This Letter of Transmittal, properly completed and duly executed, together with all other required documents, must accompany all certificates or DRS advice for Shares, deposited pursuant to the Offer.

This Letter of Transmittal is for use by registered Shareholders of the Company only and is not to be used by non-registered Shareholders. Most Shareholders are non-registered Shareholders because the Shares they beneficially own are not registered in their names but are instead registered in the name of an intermediary, such as a broker, investment dealer, bank, trust company or other intermediary (an "Intermediary"), or in the name of a depository such as CDS Clearing and Depository Services Inc. ("CDS") or The Depository Trust Company ("DTC") in which the Intermediary, through which the Shareholders own Shares, is a participant. If you are a non-registered Shareholder, you should contact your Intermediary if you have questions regarding this process and carefully follow the instructions from the Intermediary that holds Shares on your behalf in order to deposit your Shares. You should not complete this Letter of Transmittal unless specifically instructed to do so by your Intermediary.

Shareholders may also accept the Offer by following the procedures for a book-entry transfer established by CDS, provided that a Book-Entry Confirmation through CDSX is received by the Depositary at its office in Toronto, Ontario, Canada, at or prior to the Expiry Time. The Depositary has established an account at CDS for the purpose of the Offer. Any financial institution or other entity that is a participant in CDS may cause CDS to make a book-entry transfer of a Shareholder's Shares into the Depositary's account in accordance with CDS's procedures for such transfer. Delivery of Shares to the Depositary by means of a book-entry transfer will constitute a valid tender under the Offer provided that a Book-Entry Confirmation through CDSX is received by the Depositary at its office in Toronto, Ontario, Canada, at or prior to the Expiry Time. Shareholders, through their respective CDS participants, who use CDSX to accept the Offer through a book-entry transfer of their holdings into the Depositary's account with CDS at or prior to the Expiry Time shall be deemed to have completed and submitted a Letter of Transmittal and to be bound by the terms thereof, and therefore the Book-Entry Confirmation received by the Depositary is considered a valid tender in accordance with the terms of the Offer.

Shareholders may also accept the Offer by following the procedures for book-entry transfer established by DTC through the ATOP system, provided that a Book-Entry Confirmation, together with an Agent's Message (as described below) in respect thereof or a properly completed and executed Letter of Transmittal (including signature guarantee, if required) and all other required documents, are received by the Depositary at its office in Toronto, Ontario at or prior to the Expiry Time. The Depositary has established an account at DTC for the purpose of the Offer. Any financial institution that is a participant in DTC may cause DTC to make a book-entry transfer of a Shareholder's Shares by their intermediary into the Depositary's account in accordance with DTC's procedures for such transfer. However, although delivery of Shares may be effected through book-entry transfer at DTC, either an Agent's Message in respect thereof, or a Letter of Transmittal, properly completed and duly executed (including signature guarantee if required), and all other required documents, must, in any case, be received by the Depositary at its office in Toronto, Ontario at or prior to the Expiry Time. Delivery of documents to DTC in accordance with its procedures does not constitute delivery to the Depositary. Such documents or Agent's Message should be sent to the Depositary.

The term "Agent's Message" means a message, transmitted by DTC to, and received by, the Depositary and forming part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgement from the participant in DTC depositing the Shares which are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of the Letter of Transmittal as if executed by such participant or intermediary and that the Offeror may enforce such agreement against such participant.

If a Shareholder wishes to deposit Shares pursuant to the Offer and the certificate(s) or DRS advice representing the Shares are not immediately available or the Shareholder is not able to deliver the certificate(s) or DRS advice and all other required documents to the Depositary at or prior to the Expiry Time, those Shares may nevertheless be deposited under the Offer pursuant to the procedure for guaranteed delivery, provided that all of the conditions set forth in Section 4 of the Offer, "Conditions of the Offer", are met. See Section 3 of the Offer, "Manner of Acceptance", and Instruction 2 below, "Procedures for Guaranteed Delivery".

The Offer is open for acceptance until 5:00 p.m. (Toronto Time) on July 29, 2026, or such later or earlier time or times and date or dates to which the Offer may be extended or accelerated by the Offeror, from time to time, unless the Offer is withdrawn by the Offeror.

Offer Consideration

Pursuant to the Offer, each Shareholder that deposits Shares pursuant to the Offer will be entitled to receive from the Offeror, in respect of all of his, her or its Shares, 1.41 Offeror Common Shares per Share (the "Offer Consideration").

In no event will a Shareholder be entitled to a fractional Offeror Common Share. Where the aggregate number of Offeror Common Shares to be issued to a Shareholder as consideration under the Offer would result in a fraction of an Offeror Common Share being issuable, the number of Offeror Common Shares to be received by such Shareholder will be rounded down to the nearest whole number.

THE DEPOSITARY (SEE BACK PAGE FOR ADDRESS AND TELEPHONE NUMBERS) OR
YOUR FINANCIAL ADVISER WILL BE ABLE TO ASSIST YOU IN COMPLETING THIS
LETTER OF TRANSMITTAL

NOTICE TO SHAREHOLDERS IN THE UNITED STATES

The Offeror is making an offer to purchase Shares under the Offer and has filed with the United States Securities and Exchange Commission ("SEC") a registration statement on Form F-10 (the "Registration Statement") under the US Securities Act of 1933, as amended (the "U.S. Securities Act") pursuant to the multi-jurisdictional disclosure system adopted by the United States, a Tender Offer Statement on Schedule 14D-1F (the "Tender Offer Statement") under the United States Securities Exchange Act of 1934, as amended (the "U.S. Exchange Act") and other documents related to such offer and sale. AMERICAN EAGLE URGES INVESTORS AND SHAREHOLDERS OF PACIFIC BOOKER TO READ SUCH REGISTRATION STATEMENT, THE TENDER OFFER STATEMENT AND THE OFFER AND CIRCULAR AND ANY AND ALL OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH SUCH OFFER AND SALE OF OFFEROR COMMON SHARES AS THOSE DOCUMENTS BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain a free copy of such Registration Statement, Tender Offer Statement and Offer and Circular as well as other relevant filings regarding American Eagle or such transaction involving the issuance of the Offeror Common Shares, at the SEC's website (www.SEC.gov) under the issuer profile for American Eagle, or on request without charge from the Corporate Secretary of American Eagle at Suite 1102, 141 Adelaide Street W, Toronto, ON, Canada, M5H 3L5 or by telephone at 416.644.1567.

Shareholders in the United States should be aware that the disposition of their Shares (or the exercise, exchange or redemption of the Convertible Securities) and the acquisition of Offeror Common Shares by them as described herein may have tax consequences both in the United States and in Canada. Such consequences for Shareholders who are resident in, or citizens of, the United States may not be described fully herein and such Shareholders are encouraged to consult their tax advisors. See Section 18 of the Circular, "Certain Canadian Federal Income Tax Considerations", and Section 19 of the Circular, "Certain United States Federal Income Tax Considerations".

The Offeror has furnished, or will furnish, this advertisement and the Offer and Circular in English to the SEC on Form CB and has filed or will file a Form F-X to appoint an agent for service of process in the United States.

American Eagle is a foreign private issuer and permitted to prepare the Circular and other offer documents in accordance with Canadian disclosure requirements, which are different from those of the United States. American Eagle prepares its financial statements in accordance with International Financial Reporting Standards applicable to Canadian public companies formulated by the International Accounting Standards Board, and they may be subject to Canadian auditing and auditor independence standards. These financial statements may not be comparable to financial statements of United States companies

It may be difficult for Shareholders in the United States to enforce their rights and any claim they may have arising under the federal securities laws, since the Offeror is located in a foreign country, and some or all of its officers and directors may be residents of a foreign country and all or a substantial portion of American Eagle's assets and the assets of such person are located outside the United States. Shareholders in the United States may not be able to sue the Offeror or the Company or their officers or directors in a foreign court for violations of the U.S. securities laws. It may be difficult to compel the Offeror or the Company or their respective affiliates to subject themselves to the jurisdiction of a court in the United States or to enforce a judgment obtained from a court of the United States.

THE OFFEROR COMMON SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE "SEC") OR ANY U.S. STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY U.S. STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE OFFER AND CIRCULAR. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

OFFEROR COMMON SHARES HAVE NOT BEEN REGISTERED OR OTHERWISE QUALIFIED FOR OFFER AND SALE IN CERTAIN U.S. STATES WHERE HOLDERS OF THE COMPANY'S SHARES RESIDE AND NO SUCH OFFER TO SELL OR SALE, OR SOLICITATION OF AN OFFER TO BUY MAY BE MADE IN SUCH U.S. STATES.

Shareholders should be aware that, during the period of the Offer, the Offeror or its affiliates, directly or indirectly, may bid for or make purchases of Offeror Common Shares or Shares, or certain related securities, as permitted by applicable Laws or regulations of the United States, Canada or its provinces or territories.

Please read the Offer and Circular and the instructions set out below carefully before completing this Letter of Transmittal. Delivery of this Letter of Transmittal to an address other than as set out on the back page of this Letter of Transmittal will not constitute a valid delivery. If Shares are registered in different names, a separate Letter of Transmittal must be submitted for each different registered Shareholder. See Instruction 3, "Signatures".

TO:                     AMERICAN EAGLE GOLD CORP.

AND TO:          SHORECREST GROUP LTD. at its office set out herein.

STEP 1

All Shareholders must complete this Step.

In connection with the Offer, the undersigned hereby surrenders to the Offeror the Shares described below (and, encloses the certificate(s) or DRS advice representing such Shares) and, subject only to the provisions of the Offer regarding withdrawal and irrevocability, irrevocably accepts the Offer for such Shares upon the terms and conditions contained in the Offer. (Please print or type.)

DESCRIPTION OF SHARES DEPOSITED

(Please print or type. If space is insufficient, please attach a list in the form below.)

Certificate Number(s)	Name in which Registered (please print and fill in exactly as name(s) appear(s) on certificate(s))	Number of Shares Represented by the certificate or DRS Advice	Number of Shares Deposited*

*Unless otherwise indicated, only the total number of Shares is evidenced by all certificates or DRS advice delivered will be deemed to have been deposited. See Instruction 6.

STEP 2

AUTHORIZATION/SIGNATURE

All Shareholders must complete this Step.

The undersigned:

1.	acknowledges receipt of the Offer and Circular and acknowledges entering into a binding agreement between the undersigned and the Offeror in accordance with the terms and conditions of the Offer;

2.	transmits herewith the certificate(s), DRS Advice(s) or similar document(s) representing the Shares described above (the "Deposited Shares") for transfer pursuant to the Offer;

3.	surrenders to the Offeror, effective on and after the date the Offeror takes up and pays for the Deposited Shares, all right, title and interest in and to the Deposited Shares and irrevocably appoints and constitutes each officer of the Offeror and any other Person designated by the Offeror in writing, the true and lawful agent, attorney and attorney-in-fact and proxy of the undersigned, with full power of substitution and re-substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) with respect to the Deposited Shares: (a) to register or record the transfer and/or cancellation of the Deposited Shares on the appropriate register maintained by or on behalf of the Company; (b) for so long as any Deposited Shares are registered or recorded in the name of such Shareholder (whether or not they are now so registered or recorded), to exercise any and all rights of such Shareholder including the right to vote, to execute and to deliver any and all instruments of proxy, authorizations or consents in form and on terms satisfactory to the Offeror in respect of any or all Deposited Shares, to revoke any such instrument, authorization or consent, and to designate in such instrument, authorization or consent, any Person or Persons as the proxy of such Shareholder in respect of the Deposited Shares for all purposes including in connection with any meeting or meetings (whether annual, special or otherwise or any adjournment or postponement thereof, including any meeting to consider a Subsequent Acquisition Transaction) of holders of relevant securities of the Company; (c) to requisition and call (and receive and execute all forms, proxies, securityholder proposals and other documents and take other steps required to requisition and call) any meeting or meetings (whether annual, special or otherwise, or any adjournments or postponements thereof) of Shareholders; and (d) to execute, endorse and negotiate, for and in the name of and on behalf of such Shareholder, any and all cheques or other instruments representing any Distribution (as defined below) payable to or to the order of, or endorsed in favour of, such Shareholder; and (e) to exercise any other rights of a holder of the Shares;

4.	acknowledges that the delivery of the Deposited Shares shall be effected, and the risk of loss and title to such Deposited Shares shall pass, only upon proper receipt thereof by the Depositary;

5.	revokes any and all authority, other than as granted in this Letter of Transmittal, whether as agent, attorney, attorney-in-fact, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Deposited Shares and agrees that no subsequent authority, whether as agent, attorney, attorney-in-fact, proxy or otherwise will be granted with respect to the Deposited Shares;

6.	agrees not to vote any of the Deposited Shares taken up and paid for under the Offer at any meeting (whether annual, special or otherwise or any adjournment or postponement thereof) of holders of Shares and not to exercise any or all of the other rights or privileges attached to such Deposited Shares, or otherwise act with respect thereto. The undersigned agrees to execute and deliver to the Offeror, at any time and from time to time, as and when requested by, and at the expense of the Offeror, any and all instruments of proxy, authorization or consent, in form and on terms satisfactory to the Offeror, in respect of any such Deposited Shares. The undersigned further agrees to designate in any such instruments of proxy the Person or Persons specified by the Offeror as the proxyholder of the undersigned in respect of all or any such Deposited Shares;

7.	subject to the terms and conditions of the Offer, unless the Deposited Shares are validly withdrawn by or on behalf of a depositing Shareholder, by accepting the Offer, the undersigned irrevocably assigns to the Offeror, and the Offeror shall acquire, free and clear of all liens, restrictions, charges, encumbrances, claims, adverse interests, equities and rights of others, all of the rights and benefits of a Shareholder in and to the Deposited Shares and in and to all rights and benefits arising from such Deposited Shares, including any and all dividends, distributions, payments, securities, property or other interests, which may be declared, paid, accrued, issued, distributed, made or transferred on or in respect of the Deposited Shares or any of them, whether or not separate from the Deposited Shares, on and after the date of this Offer, including any dividends, distributions or payments on such dividends, distributions, payments, securities, property or other interests (collectively, "Distributions"). If, notwithstanding the foregoing assignment, any Distributions are received by or made payable to or to the order of a Shareholder, then: (a) the Offeror will be entitled to all rights and privileges as the owner of any such Distribution and such Distribution shall be received and held by such Shareholder for the account of the Offeror and shall be promptly remitted and transferred by the Shareholder to the Depositary for the account of the Offeror, accompanied by appropriate documentation of transfer; or (b) in its sole discretion, the Offeror may, in lieu of such remittance or transfer, reduce the amount of the consideration payable to such Shareholder by deducting from the number of Offeror Common Shares otherwise payable by the Offeror pursuant to the Offer the number of Offeror Common Shares equal to the amount or value of such Distribution, as determined by the Offeror, in its sole discretion;

8.	represents and warrants that: (a) the undersigned is the registered holder of the Deposited Shares being deposited and has good title to the rights represented by the Deposited Shares free and clear of all mortgages, liens, charges, encumbrances, security interests and adverse claims, and together with all rights and benefits, and has full power and authority to execute and deliver this Letter of Transmittal and to deposit, sell, assign, transfer and deliver the Deposited Shares and any Distributions being tendered to the Offer; (b) the Deposited Shares and Distributions have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any such Deposited Shares or Distributions to any other person, other than pursuant to the Offer; (c) the surrender of the undersigned's Deposited Shares and Distributions complies with applicable Laws; (d) all information inserted by the undersigned into this Letter of Transmittal is complete, true and accurate; and (e) when the Deposited Shares and Distributions are taken-up and paid for by the Offeror in accordance with the terms of the Offer, the Offeror will acquire good title thereto free and clear of all liens, restrictions, charges, encumbrances, claims and rights of others. These representations and warranties shall survive the completion of the Offer and the delivery to the Depositary of the Deposited Shares;

9.	will, upon request, execute any signature guarantees or additional documents deemed by the Depositary to be reasonably necessary or desirable to complete the transfer of the Deposited Shares;

10.	acknowledges that each authority conferred or agreed to be conferred by the undersigned in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned;

11.	acknowledges that if the Offer is withdrawn or not completed, the enclosed certificate(s) and all other ancillary documents (if any) will be returned forthwith to the undersigned in accordance with the instructions set out in Box "A" of Step 3, as applicable, or, failing which, will be mailed to the address as it appears on the register of Shareholders;

12.	acknowledges that the undersigned will not receive payment in respect of the Deposited Shares until the Offer is completed and until the certificate(s), if applicable, representing the Deposited Shares, if applicable, owned by the undersigned are received by the Depositary at the address set out on the back page of this Letter of Transmittal, together with such additional documents as the Depositary may require, and until the same are processed for payment by the Depositary. It is further understood that under no circumstances will any amount be paid by the Offeror or the Depositary by reason of any delay in taking up and paying for any Shares or in providing the Offer Consideration on account of any Deposited Shares accepted for take up and payment pursuant to the Offer;

13.	acknowledges that the Offer is not being made to, nor will deposits be accepted from or on behalf of, Shareholders in any jurisdiction in which the making or acceptance thereof would not be in compliance with the Laws of such jurisdiction; and

14.	acknowledges that by reason of the use by the undersigned of an English language form of Letter of Transmittal, the undersigned shall be deemed to have required that any contract evidenced by the Offer as entered into through this Letter of Transmittal, as well as any documents related thereto, be drawn exclusively in the English language. En raison de l'utilisation d'une version anglaise de la présente lettre d'envoi, le soussigné, ce dernier et les destinataires sont réputés avoir demandé que tout contrat attesté par l'Offre, telle qu'il est accepté au moyen de cette lettre d'envoi, de même que tous les documents qui sy' rapportent, soient rédigés exclusivement en anglais.

SHAREHOLDER SIGNATURE

Signature guaranteed by (if required under Instruction 4):
Dated:

Authorized Signature	Signature of Shareholder or Authorized Representative (See Instruction 3, 4 and 5)

Name of Guarantor (please print or type)	Name of Shareholder (please print or type)

Address (please print or type)	Name of Authorized Representative (please print or type)

Address of Shareholder

Telephone Number of Shareholder

Email Address of Shareholder

Tax Identification or Social Insurance or Business or Social Security Number

STEP 3

PAYMENT AND DELIVERY INSTRUCTIONS

All Shareholders must complete this Step.

BOX A ENTITLEMENT DELIVERY	BOX B MAIL PAYMENT TO 3rd PARTY ADDRESS*:
All share entitlement payments will be issued and mailed to your existing registration unless otherwise stated. If you would like your shares dispatched to a different address, please complete BOX B	☐ CHECK BOX IF SAME AS EXISTING REGISTRATION (DEFAULT)
☐ MAIL SHARES TO ADDRESS ON RECORD (DEFAULT)	(ATTENTION NAME)
☐ MAIL SHARES TO A DIFFERENT ADDRESS (MUST COMPLETE BOX B)	(STREET NUMBER & NAME)
☐ HOLD SHARES FOR PICKUP AT THE OFFICE OF THE DEPOSITARY WHERE THIS LETTER OF TRANSMITTAL IS DEPOSITED	(CITY AND PROVINCE/STATE)
(TELEPHONE NUMBER BUSINESS HOURS)
(SOCIAL INSURANCE/SECURITY NUMBER)
*THE PAYMENT WILL REMAIN IN THE NAME OF THE REGISRATION **A SIGNATURE GUARANTEE IS REQUIRED TO HAVE THE CONSIDERATION DELIVERED TO AN ADDRESS OTHER THAN THE ADDRESS ON RECORD

BOX C

NOTICE OF GUARANTEED DELIVERY

☐	CHECK HERE IF SHARES ARE BEING DEPOSITED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE TORONTO OFFICE OF THE DEPOSITARY AND COMPLETE THE FOLLOWING (please print or type)

Name of Registered Holder__________________________________      Date of Guaranteed Delivery______________________

Name of Institution which Guaranteed Delivery _________________________________________________________________

INSTRUCTIONS

1.	Use of the Letter of Transmittal

(a)	To receive the Offer Consideration, this Letter of Transmittal (or an originally signed facsimile copy thereof) together with accompanying certificate(s) or DRS advice, if applicable, representing the Shares deposited, must be received by the Depositary at the office specified on the last page of this Letter of Transmittal before 5:00 p.m. (Toronto Time) on July 29, 2026, the Expiry Date, unless the Offer is extended, accelerated or withdrawn by the Offeror or unless the Shares are delivered under the Offer pursuant to the procedures for guaranteed delivery set out in paragraph 2 below.

(b)	The method used to deliver this Letter of Transmittal and any accompanying certificate(s), if applicable, representing the Shares is at the option and risk of the holder surrendering them. Delivery will be deemed effective only when such documents are received by the Depositary. The Offeror recommends that the necessary documentation, including certificate(s) for Shares, be hand delivered to the Depositary at their office specified on the last page of this Letter of Transmittal, and a receipt obtained; otherwise, the use of registered mail with return receipt requested, properly insured, is recommended. Shareholders whose Shares are registered in the name of a broker, investment dealer, bank, trust company or other intermediary should contact that intermediary for assistance in depositing those Shares. Delivery to an office other than to the specified office of the Depositary does not constitute delivery for the purposes of the Offer.

2.	Procedures for Guaranteed Delivery

If a registered Shareholder wishes to accept the Offer and either: (1) the certificate(s) or DRS advice representing the Shareholder's Deposited Shares are not immediately available; or (2) the Shareholder is unable to deliver the certificate(s) or DRS advice for Deposited Shares, the Letter of Transmittal and all other required documents (if any) to the Depositary by the Expiry Time, those Shares may nevertheless be tendered to the Offer provided that all of the following conditions are met:

(a)	such tender is made only at the principal office of the Depositary in Toronto, Ontario, Canada, by or through an Eligible Institution;

(b)	a Notice of Guaranteed Delivery, in the form accompanying the Offer (printed on BLUE paper) (or a manually signed facsimile thereof), properly completed and executed, including a guarantee to deliver by an Eligible Institution in the form set out in the Notice of Guaranteed Delivery, is received by the Depositary at its principal office in Toronto, Ontario, Canada, at or before the Expiry Time; and

(c)	the certificate(s) or DRS advice representing the Deposited Shares in proper form for transfer, together with a properly completed and executed Letter of Transmittal (or a manually signed facsimile thereof) with signatures guaranteed if so required in accordance with the Letter of Transmittal and all other documents required by such Letter of Transmittal, or, in the case of a book-entry transfer, a Book-Entry Confirmation with respect to such Deposited Shares and all other documents required by the terms of the Offer and the Letter of Transmittal, are received at the Toronto, Ontario, Canada office of the Depositary by 5:00 p.m. (Toronto Time) on or before the second Business Day after the Expiry Time.

The Notice of Guaranteed Delivery must be delivered by registered mail or transmitted by email transmission, facsimile or mailed to the Depositary only at its principal office in Toronto, Ontario, Canada, and must include a signature guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery. Delivery of the Notice of Guaranteed Delivery and the Letter of Transmittal and accompanying certificate(s) and other required documents to any office other than the Toronto, Ontario, Canada office of the Depositary does not constitute delivery for the purpose of satisfying the guaranteed delivery.

An "Eligible Institution" means a Canadian schedule 1 chartered bank, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Stock Exchanges Medallion Program (SEMP) or a member of the New York Stock Exchange, Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Canadian Investment Regulatory Organization, members of the Financial Industry Regulatory Authority or banks and trust companies in the United States.

3.	Signatures

This Letter of Transmittal must be filled in and signed by the holder of Shares accepting the Offer described above or by such holder's duly authorized representative (in accordance with Instruction 5).

(a)	If this Letter of Transmittal is signed by the registered holder(s) of the Deposited Shares represented by the accompanying certificate(s), such signature(s) on this Letter of Transmittal must correspond with the name(s) as registered or as written on the face of such certificate(s), as applicable, without any change whatsoever, and the certificate(s) need not be endorsed. If such deposited certificate(s) are owned on record by two or more joint owners, all such owners must sign the Letter of Transmittal.

(b)	If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Deposited Shares represented by the accompanying certificate(s):

(i)	such deposited certificate(s) must be endorsed or be accompanied by the appropriate share transfer power(s) of attorney duly and properly completed by the registered owner(s); and

(ii)	the signature(s) on such endorsement or share transfer power(s) of attorney must correspond exactly to the name(s) of the registered holder(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in paragraph 4 below.

4.	Guarantee of Signatures

Except as provided below, no signature guarantee is required on this Letter of Transmittal if this Letter of Transmittal is signed by the registered holder(s) of Shares surrendered herewith. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares or if payment is to be sent to a person other than the registered holder(s) of the Shares, such signature must be guaranteed by an Eligible Institution (as defined above), or in some other manner satisfactory to the Depositary (except that no guarantee is required if the Shares are deposited for the account of an Eligible Institution and the signature is that of an Eligible Institution), as per Step 1.

5.	Fiduciaries, Representatives and Authorizations

Where this Letter of Transmittal or any share transfer power(s) of attorney is executed by a person as an executor, administrator, trustee or guardian, or on behalf of a corporation, partnership or association or is executed by any other person acting in a representative capacity, such person should so indicate when signing and this Letter of Transmittal must be accompanied by satisfactory evidence of authority to act. Either the Offeror or the Depositary, at their discretion, may require additional evidence of such authority or additional documentation.

6.	Partial Deposits

If less than the total number of Shares evidenced by any certificate or DRS advice submitted is to be deposited, fill in the number of Shares to be deposited in the appropriate space on this Letter of Transmittal. In such case, the Depositary will instruct the transfer agent for the Company to issue new certificate(s) or DRS advice for the number of Shares not deposited and to send such certificate(s) or DRS advice to the registered holder, unless otherwise provided by the Shareholder, as soon as practicable following the Expiry Time or the termination or withdrawal of the Offer. See Section 7 of the Offer, "Return of Deposited Shares". The total number of Shares evidenced by all certificates delivered will be deemed to have been deposited unless otherwise indicated.

7.	Miscellaneous

(a)	If the space on this Letter of Transmittal is insufficient to list all certificates for Deposited Shares, additional certificate numbers and number of Deposited Shares may be included on a separate signed list affixed to this Letter of Transmittal.

(b)	If Deposited Shares are registered in different forms (e.g. 'John Doe' and 'J. Doe') a separate Letter of Transmittal should be signed for each different registration.

(c)	No alternative, conditional or contingent deposits will be accepted.

(d)	The Offer and all contracts resulting from the acceptance of the Offer shall be governed by and construed in accordance with the Laws of the Province of Ontario and the federal Laws of Canada applicable therein.

(e)	Additional copies of this document, the Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained without charge on request from the Information Agent in the manner specified on the back page of this document or by using the contact information of any additional dealer managers which may be provided subsequent to the date of this Offer and Circular, and are available on SEDAR+ at www.sedarplus.ca, and on the Offeror's website at www.americaneaglegold.ca.

(f)	It is strongly recommended that prior to completing this Letter of Transmittal the undersigned read the accompanying Offer and Circular and discuss any questions with his, her or its tax advisor.

(g)	The Offeror reserves the right, if it so elects in its absolute discretion, to instruct the Depositary to waive any defect or irregularity contained in any Letter of Transmittal received by it, or to accept any Letter of Transmittal received following the Expiry Time.

8.	Lost Certificates

If any certificate or DRS advice representing Shares has been lost, stolen or destroy, the registered Shareholder of such Shares should complete the Letter of Transmittal as fully as possible and state in writing the circumstances surrounding the loss and forward the documents to the Depositary. The Depositary will coordinate with the Company's transfer agent and will advise the Shareholder of the steps that the Shareholder must take to obtain a replacement certificate or DRS advice for his, her or its Shares. Please allow for sufficient time in order to process the replacement and to receive the replacement certificate or DRS advice. The replacement certificate or DRS advice must be received by the Depositary before the Expiry Time.

9.	Privacy Notice

The Depositary has advised the Offeror as follows: the Depositary is committed to protecting Shareholders' personal information. In the course of providing services, the Depositary receives certain non-public personal information about Shareholders. This information could include the Shareholder’s name, address, social insurance number, securities holdings and other financial information. The Depositary uses this to administer accounts and for other lawful purposes relating to its services. The Depositary has prepared a Privacy Code with more details of its information practices and how Shareholders’ privacy is protected. It is available by writing to the Depositary at 250 University Ave Suite 211, Toronto ON, M5H 3E5. The Depositary will use the information a Shareholder is providing on this form in order to process the Shareholder’s acceptance and will treat the Shareholder’s signature(s) on the form as the Shareholder’s consent to the above.

10.	U.S. Shareholders and Backup Withholding

To prevent U.S. federal backup withholding on any payment made pursuant to the Offer to a U.S. Shareholder (or person acting on behalf of a U.S. Shareholder), you are required, if you are a U.S. Person (as defined below), to notify the Offeror and the Depositary of your current U.S. taxpayer identification number, or "TIN", (or the TIN of the person on whose behalf you are acting) and certify, under penalty of perjury, that such TIN is correct, that you are not subject to backup withholding, and that you are a U.S. Person, by properly completing and signing the enclosed Internal Revenue Service ("IRS") Form W-9. See the enclosed IRS Form W-9 for instructions.

If you are a U.S. Shareholder that is not a U.S. Person, you may be subject to backup withholding on all or a portion of any payment received pursuant to the Offer unless you furnish the appropriate, properly completed and executed IRS Form W-8, which may be obtained at the IRS website (www.irs.gov).

Backup withholding is not an additional tax; rather, the amount of any backup withholding may be credited against the U.S. federal income tax liability of the person subject to backup withholding. If backup withholding results in an overpayment of tax, a refund can be obtained by the U.S. Shareholder by timely providing the required information to the IRS.

For purposes of this Letter of Transmittal, a "U.S. Person" is a beneficial owner of Shares that, for U.S. federal income tax purposes, is (a) an individual who is a citizen or resident of the United States, (b) a corporation, partnership, or other entity classified as a corporation or partnership for U.S. federal income tax purposes that is created or organized in or under the laws of the United States, or any political subdivision thereof or therein, (c) an estate, if the income of such estate is subject to U.S. federal income tax regardless of the source of such income, or (d) a trust if (i) such trust has validly elected to be treated as a U.S. person for U.S. federal income tax purposes, or (ii) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust.

Certain U.S. Persons (such as corporations and individual retirement accounts) are not subject to backup withholding but may be required to provide evidence of their exemption from backup withholding. Exempt U.S. Persons should enter the appropriate exempt payee code on the IRS Form W-9. See the enclosed IRS Form W-9 for instructions.

Failure to provide the required information on the IRS Form W-9 or to provide an IRS Form W-8, as applicable, may subject the U.S. Shareholder to penalties imposed by the IRS and backup withholding on all or a portion of any payment received pursuant to the Offer. Serious penalties may be imposed for providing false information which, if willfully done, may result in fines and/or imprisonment.

Each U.S. Shareholder is urged to consult his, her or its U.S. tax advisor to determine whether such holder is required to furnish an IRS Form W-9, is exempt from backup withholding and information reporting, or is required to furnish an IRS Form W-8.

A U.S. SHAREHOLDER WHO FAILS TO PROPERLY COMPLETE THE IRS FORM W-9 ENCLOSED WITH THIS LETTER OF TRANSMITTAL OR, IF APPLICABLE, THE APPROPRIATE IRS FORM W-8 MAY BE SUBJECT TO BACKUP WITHHOLDING AT THE APPLICABLE STATUTORY RATE WITH RESPECT TO ALL OR A PORTION OF ANY PAYMENT MADE TO SUCH U.S. SHAREHOLDER PURSUANT TO THE OFFER AND MAY BE SUBJECT TO PENALTIES.

The Depositary and Information Agent for the Offer is:

By Registered Mail, Hand or by Courier
250 University Ave Suite 211
Toronto, ON M5H 3E5
Attention: Corporate Actions

North American Toll Free: 1-888-637-5789
Outside of North America: 647-931-7454
E-mail: contact@shorecrestgroup.com

Any questions and requests for assistance may be directed by holders of Common Shares to the Depositary and Information Agent at its telephone number and location set out above.

Form W-9 (Rev. March 2024) Request for Taxpayer Identification Number and Certification Department of the Treasury Internal Revenue Service Go to www.irs.gov/FormW9 for instructions and the latest information. Give form to the requester. Do not send to the IRS. Before you begin. For guidance related to the purpose of Form W-9, see Purpose of Form, below. Print or type. See Specific Instructions on page 3. 1 Name of entity/individual. An entry is required. (For a sole proprietor or disregarded entity, enter the owner’s name on line 1, and enter the business/disregarded entity’s name on line 2.) 2 Business name/disregarded entity name, if different from above. 3a Check the appropriate box for federal tax classification of the entity/individual whose name is entered on line 1. Check only one of the following seven boxes. Individual/sole proprietor C corporation S corporation Partnership Trust/estate LLC. Enter the tax classification (C = C corporation, S = S corporation, P = Partnership) . . . . Note: Check the “LLC” box above and, in the entry space, enter the appropriate code (C, S, or P) for the tax classification of the LLC, unless it is a disregarded entity. A disregarded entity should instead check the appropriate box for the tax classification of its owner. Other (see instructions) 3b If on line 3a you checked “Partnership” or “Trust/estate,” or checked “LLC” and entered “P” as its tax classification, and you are providing this form to a partnership, trust, or estate in which you have an ownership interest, check this box if you have any foreign partners, owners, or beneficiaries. See instructions . . . . . . . . . 4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3): Exempt payee code (if any) Exemption from Foreign Account Tax Compliance Act (FATCA) reporting code (if any) (Applies to accounts maintained outside the United States.) 5 Address (number, street, and apt. or suite no.). See instructions. 6 City, state, and ZIP code Requester’s name and address (optional) 7 List account number(s) here (optional) Part I Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later. Note: If the account is in more than one name, see the instructions for line 1. See also What Name and Number To Give the Requester for guidelines on whose number to enter. Social security number – – or Employer identification number – Part II Certification Under penalties of perjury, I certify that: 1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and 2. I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and 3. I am a U.S. citizen or other U.S. person (defined below); and 4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct. Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and, generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later. Sign Here Signature of U.S. person Date General Instructions Section references are to the Internal Revenue Code unless otherwise noted. Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9. What’s New Line 3a has been modified to clarify how a disregarded entity completes this line. An LLC that is a disregarded entity should check the appropriate box for the tax classification of its owner. Otherwise, it should check the “LLC” box and enter its appropriate tax classification. New line 3b has been added to this form. A flow-through entity is required to complete this line to indicate that it has direct or indirect foreign partners, owners, or beneficiaries when it provides the Form W-9 to another flow-through entity in which it has an ownership interest. This change is intended to provide a flow-through entity with information regarding the status of its indirect foreign partners, owners, or beneficiaries, so that it can satisfy any applicable reporting requirements. For example, a partnership that has any indirect foreign partners may be required to complete Schedules K-2 and K-3. See the Partnership Instructions for Schedules K-2 and K-3 (Form 1065). Purpose of Form An individual or entity (Form W-9 requester) who is required to file an information return with the IRS is giving you this form because they Cat. No. 10231X Form W-9 (Rev. 3-2024)

Form W-9 (Rev. 3-2024) Page 2 must obtain your correct taxpayer identification number (TIN), which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following. • Form 1099-INT (interest earned or paid). • Form 1099-DIV (dividends, including those from stocks or mutual funds). • Form 1099-MISC (various types of income, prizes, awards, or gross proceeds). • Form 1099-NEC (nonemployee compensation). • Form 1099-B (stock or mutual fund sales and certain other transactions by brokers). • Form 1099-S (proceeds from real estate transactions). • Form 1099-K (merchant card and third-party network transactions). • Form 1098 (home mortgage interest), 1098-E (student loan interest), and 1098-T (tuition). • Form 1099-C (canceled debt). • Form 1099-A (acquisition or abandonment of secured property). Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN. Caution: If you don’t return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later. By signing the filled-out form, you: 1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued); 2. Certify that you are not subject to backup withholding; or 3. Claim exemption from backup withholding if you are a U.S. exempt payee; and 4. Certify to your non-foreign status for purposes of withholding under chapter 3 or 4 of the Code (if applicable); and 5. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting is correct. See What Is FATCA Reporting, later, for further information. Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9. Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are: • An individual who is a U.S. citizen or U.S. resident alien; • A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States; • An estate (other than a foreign estate); or • A domestic trust (as defined in Regulations section 301.7701-7). Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding. Payments made to foreign persons, including certain distributions, allocations of income, or transfers of sales proceeds, may be subject to withholding under chapter 3 or chapter 4 of the Code (sections 1441–1474). Under those rules, if a Form W-9 or other certification of non-foreign status has not been received, a withholding agent, transferee, or partnership (payor) generally applies presumption rules that may require the payor to withhold applicable tax from the recipient, owner, transferor, or partner (payee). See Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities. The following persons must provide Form W-9 to the payor for purposes of establishing its non-foreign status. • In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the disregarded entity. • In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the grantor trust. • In the case of a U.S. trust (other than a grantor trust), the U.S. trust and not the beneficiaries of the trust. See Pub. 515 for more information on providing a Form W-9 or a certification of non-foreign status to avoid withholding. Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person (under Regulations section 1.1441-1(b)(2)(iv) or other applicable section for chapter 3 or 4 purposes), do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515). If you are a qualified foreign pension fund under Regulations section 1.897(l)-1(d), or a partnership that is wholly owned by qualified foreign pension funds, that is treated as a non-foreign person for purposes of section 1445 withholding, do not use Form W-9. Instead, use Form W-8EXP (or other certification of non-foreign status). Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a saving clause. Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes. If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items. 1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien. 2. The treaty article addressing the income. 3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions. 4. The type and amount of income that qualifies for the exemption from tax. 5. Sufficient facts to justify the exemption from tax under the terms of the treaty article. Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if their stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first Protocol) and is relying on this exception to claim an exemption from tax on their scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption. If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233. Backup Withholding What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include, but are not limited to, interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third-party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding. You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return. Payments you receive will be subject to backup withholding if: 1. You do not furnish your TIN to the requester; 2. You do not certify your TIN when required (see the instructions for Part II for details); 3. The IRS tells the requester that you furnished an incorrect TIN; 4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only); or 5. You do not certify to the requester that you are not subject to backup withholding, as described in item 4 under “By signing the filled-out form” above (for reportable interest and dividend accounts opened after 1983 only).

Form W-9 (Rev. 3-2024) Page 3 Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Form W-9 for more information. See also Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding, earlier. What Is FATCA Reporting? The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all U.S. account holders that are specified U.S. persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form W-9 for more information. Updating Your Information You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you are no longer tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies. Penalties Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect. Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty. Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment. Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties. Specific Instructions Line 1 You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return. If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9. • Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name. Note for ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040 you filed with your application. • Sole proprietor. Enter your individual name as shown on your Form 1040 on line 1. Enter your business, trade, or “doing business as” (DBA) name on line 2. • Partnership, C corporation, S corporation, or LLC, other than a disregarded entity. Enter the entity’s name as shown on the entity’s tax return on line 1 and any business, trade, or DBA name on line 2. • Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. Enter any business, trade, or DBA name on line 2. • Disregarded entity. In general, a business entity that has a single owner, including an LLC, and is not a corporation, is disregarded as an entity separate from its owner (a disregarded entity). See Regulations section 301.7701-2(c)(2). A disregarded entity should check the appropriate box for the tax classification of its owner. Enter the owner’s name on line 1. The name of the owner entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on line 2. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN. Line 2 If you have a business name, trade name, DBA name, or disregarded entity name, enter it on line 2. Line 3a Check the appropriate box on line 3a for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3a. IF the entity/individual on line 1 is a(n) . . . THEN check the box for . . . • Corporation Corporation. • Individual or • Sole proprietorship Individual/sole proprietor. • LLC classified as a partnership for U.S. federal tax purposes or • LLC that has filed Form 8832 or 2553 electing to be taxed as a corporation Limited liability company and enter the appropriate tax classification: P = Partnership, C = C corporation, or S = S corporation. • Partnership Partnership. • Trust/estate Trust/estate. Line 3b Check this box if you are a partnership (including an LLC classified as a partnership for U.S. federal tax purposes), trust, or estate that has any foreign partners, owners, or beneficiaries, and you are providing this form to a partnership, trust, or estate, in which you have an ownership interest. You must check the box on line 3b if you receive a Form W-8 (or documentary evidence) from any partner, owner, or beneficiary establishing foreign status or if you receive a Form W-9 from any partner, owner, or beneficiary that has checked the box on line 3b. Note: A partnership that provides a Form W-9 and checks box 3b may be required to complete Schedules K-2 and K-3 (Form 1065). For more information, see the Partnership Instructions for Schedules K-2 and K-3 (Form 1065). If you are required to complete line 3b but fail to do so, you may not receive the information necessary to file a correct information return with the IRS or furnish a correct payee statement to your partners or beneficiaries. See, for example, sections 6698, 6722, and 6724 for penalties that may apply. Line 4 Exemptions If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you. Exempt payee code. • Generally, individuals (including sole proprietors) are not exempt from backup withholding. • Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends. • Corporations are not exempt from backup withholding for payments made in settlement of payment card or third-party network transactions. • Corporations are not exempt from backup withholding with respect to attorneys’ fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC. The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space on line 4. 1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

Form W-9 (Rev. 3-2024) Page 4 2—The United States or any of its agencies or instrumentalities. 3—A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities. 4—A foreign government or any of its political subdivisions, agencies, or instrumentalities. 5—A corporation. 6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or territory. 7—A futures commission merchant registered with the Commodity Futures Trading Commission. 8—A real estate investment trust. 9—An entity registered at all times during the tax year under the Investment Company Act of 1940. 10—A common trust fund operated by a bank under section 584(a). 11—A financial institution as defined under section 581. 12—A middleman known in the investment community as a nominee or custodian. 13—A trust exempt from tax under section 664 or described in section 4947. The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13. IF the payment is for . . . THEN the payment is exempt for . . . • Interest and dividend payments All exempt payees except for 7. • Broker transactions Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012. • Barter exchange transactions and patronage dividends Exempt payees 1 through 4. • Payments over $600 required to be reported and direct sales over $5,0001 Generally, exempt payees 1 through 5.2 • Payments made in settlement of payment card or third-party network transactions Exempt payees 1 through 4. 1See Form 1099-MISC, Miscellaneous Information, and its instructions. 2However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency. Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with “Not Applicable” (or any similar indication) entered on the line for a FATCA exemption code. A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37). B—The United States or any of its agencies or instrumentalities. C—A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities. D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i). E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i). F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state. G—A real estate investment trust. H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940. I—A common trust fund as defined in section 584(a). J—A bank as defined in section 581. K—A broker. L—A trust exempt from tax under section 664 or described in section 4947(a)(1). M—A tax-exempt trust under a section 403(b) plan or section 457(g) plan. Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed. Line 5 Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, enter “NEW” at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records. Line 6 Enter your city, state, and ZIP code. Part I. Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. If you are a resident alien and you do not have, and are not eligible to get, an SSN, your TIN is your IRS ITIN. Enter it in the entry space for the Social security number. If you do not have an ITIN, see How to get a TIN below. If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN (or EIN, if the owner has one). If the LLC is classified as a corporation or partnership, enter the entity’s EIN. Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations. How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/EIN. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or Form SS-4 mailed to you within 15 business days. If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and enter “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester. Note: Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon. See also Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding, earlier, for when you may instead be subject to withholding under chapter 3 or 4 of the Code. Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 3-2024) Page 5 Part II. Certification To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise. For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier. Signature requirements. Complete the certification as indicated in items 1 through 5 below. 1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification. 2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form. 3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification. 4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third-party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations). 5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification. What Name and Number To Give the Requester For this type of account: Give name and SSN of: 1. Individual The individual 2. Two or more individuals (joint account) other than an account maintained by an FFI The actual owner of the account or, if combined funds, the first individual on the account1 3. Two or more U.S. persons (joint account maintained by an FFI) Each holder of the account 4. Custodial account of a minor (Uniform Gift to Minors Act) The minor2 5. a. The usual revocable savings trust (grantor is also trustee) The grantor-trustee1 b. So-called trust account that is not a legal or valid trust under state law The actual owner1 6. Sole proprietorship or disregarded entity owned by an individual The owner3 7. Grantor trust filing under Optional Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))** The grantor* For this type of account: Give name and EIN of: 8. Disregarded entity not owned by an individual The owner 9. A valid trust, estate, or pension trust Legal entity4 10. Corporation or LLC electing corporate status on Form 8832 or Form 2553 The corporation 11. Association, club, religious, charitable, educational, or other tax-exempt organization The organization 12. Partnership or multi-member LLC The partnership 13. A broker or registered nominee The broker or nominee 14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments The public entity 15. Grantor trust filing Form 1041 or under the Optional Filing Method 2, requiring Form 1099 (see Regulations section 1.671-4(b)(2)(i)(B))** The trust 1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished. 2 Circle the minor’s name and furnish the minor’s SSN. 3You must show your individual name on line 1, and enter your business or DBA name, if any, on line 2. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN. 4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) *Note: The grantor must also provide a Form W-9 to the trustee of the trust. **For more information on optional filing methods for grantor trusts, see the Instructions for Form 1041. Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed. Secure Your Tax Records From Identity Theft Identity theft occurs when someone uses your personal information, such as your name, SSN, or other identifying information, without your permission to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund. To reduce your risk: • Protect your SSN, • Ensure your employer is protecting your SSN, and • Be careful when choosing a tax return preparer. If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter. If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity, or a questionable credit report, contact the IRS Identity Theft Hotline at 800-908-4490 or submit Form 14039. For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

Form W-9 (Rev. 3-2024) Page 6 Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 877-777-4778 or TTY/TDD 800-829-4059. Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft. The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts. If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.IdentityTheft.gov and Pub. 5027. Go to www.irs.gov/IdentityTheft to learn more about identity theft and how to reduce your risk. Privacy Act Notice Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and territories for use in administering their laws. The information may also be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payors must generally withhold a percentage of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to the payor. Certain penalties may also apply for providing false or fraudulent information.